COLUMBIA ACORN INTERNATIONAL SELECT

                          Supplement dated July 12, 2005
     to Prospectus dated May 1, 2005 of Columbia Acorn International Select

     Effective immediately, the fourth paragraph under the heading "Principal Investment Strategies" on page 2 is deleted in its entirety and replaced by the following paragraph:

"Columbia Acorn International Select is an international fund and, under normal circumstances, invests at least 65% of its net assets in the stocks of foreign companies based in developed markets outside the U.S."


                                                            SUP-47/88268-0705